WOA All Asset I

(the “Fund”)

Class I Shares (Symbol: WOAIX)

Supplement dated July 30, 2021

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated June 29, 2021

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

On March 15, 2021, U. S. Bank, N.A. (“U.S. Bank”) acquired the securities custody services of MUFG Union Bank, N.A. (“MUFG Union Bank”). As a result, beginning on July 31, 2021, U.S. Bank will begin serving as custodian to the Fund. U.S. Bank is located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212. Any references to MUFG Union Bank as custodian in the Prospectus and SAI are hereby replaced with U.S. Bank.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated June 29, 2021, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-754-7935.